Exhibit 99.2

Media Contact

Ian Martorana

The Bulleit Group

(415) 237-3681

plugpower@bulleitgroup.com

Plug Power Strengthens Financial Flexibility with Restructured and Increased
Generate Capital Loan Facility

Reduced interest rate and extended maturity

Latham, NY — May 7, 2020 — Plug Power Inc. (NASDAQ: PLUG), a leading provider of hydrogen engines and fueling solutions enabling e-mobility, and Generate Capital have agreed to increase its term loan facility and reduce the interest rate. The term facility will be increased by $100M and the interest rate will be reduced to 9.5% from 12% for the entire facility. Plug Power has drawn an incremental $50M, and an additional $50M of borrowing capacity is available to be drawn based on mutual agreement. The maturity of the loan has been extended to October 2025 from October 2022. The proceeds will be used to help fund the Company’s hydrogen expansion strategies as well as overall working capital given the growing pipeline of opportunities.

“We are pleased to continue to work and expand this facility with our longstanding partner, Generate Capital,” said Andy Marsh, CEO for Plug Power. “In addition, we are pleased with the reduction in the interest rate as Plug Power has continued to deliver revenue and EBITDA growth. We believe the continued reduction in our cost of capital is important to propel our growth and the growth of this industry. Plug Power and Generate Capital share a similar vision on building the hydrogen economy providing both economic and sustainable solutions.”

“Generate’s singular goal is to partner with the best companies rebuilding the world with the most affordable, reliable, resilient energy and resource solutions” said Jigar Shah, president and co-founder of Generate Capital. “Plug Power’s hydrogen fuel cells deliver proven productivity benefits to customers, in addition to helping its customers meet their sustainability objectives. That has made them a key player in the emerging global hydrogen economy.”

About Plug Power

Plug Power is building the hydrogen economy as the leading provider of comprehensive hydrogen fuel cell turnkey solutions. The company’s innovative technology powers electric motors with hydrogen fuel cells amid an ongoing paradigm shift in the power, energy, and transportation industries to address climate change and energy security, while meeting sustainability goals.

Plug Power created the first commercially viable market for hydrogen fuel cell (HFC) technology. As a result, the company has deployed over 32,000 fuel cell systems for e-mobility, more than anyone else in the world, and has become the largest buyer of liquid hydrogen, having built and operated a hydrogen highway across North America. Plug Power has built more hydrogen refueling stations than anyone in the world. Customers have performed more than 27.7 million fills, dispensing more than 27 Tons of hydrogen daily. These numbers remain unmatched by any other company in our industry.

Plug Power delivers a significant value proposition to end-customers, including meaningful environmental benefits, efficiency gains, fast fueling, and lower operational costs. Plug Power’s vertically-integrated GenKey solution ties together all critical elements to power, fuel, and provide service to customers such as Amazon, BMW, The Southern Company, Carrefour, and Walmart. The company is now leveraging its know-how, modular product architecture and foundational customers to rapidly expand into other key markets including zero-emission on-road vehicles, robotics, and data centers.

About Generate Capital
Founded in 2014, Generate builds, owns, operates, and finances sustainable infrastructure to deliver affordable and reliable resource solutions for companies, governments and communities. Generate currently has more than 25 technology and project development partners and serves more than 400 companies, universities, school districts, cities and non-profits across North America. www.generatecapital.com

Plug Power Safe Harbor Statement
This communication contains statements that are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, our expectations regarding use of loan proceeds and revenue and EBITDA growth. These forward-looking statements contain projections of our future results of operations or of our financial position or state other forward-looking information. In some cases you can identify these statements by forward-looking words such as "anticipate," "believe," "could," "continue," "estimate," "expect," "intend," "may," "should," "will," "would," "plan," "projected" or the negative of such words or other similar words or phrases, which are predictions of or indicate future events or trends and which do not relate solely to historical matters. We believe that it is important to communicate our future expectations to our investors. However, forward-looking statements involve numerous risks and uncertainties and depend on assumptions, data or methods which may be incorrect or imprecise. There may be events in the future that we are not able to accurately predict or control and that may cause our actual results to differ materially from the expectations we describe in our forward-looking statements. Investors are cautioned not to unduly rely on forward-looking statements. Actual results may differ materially from those discussed as a result of various factors, including, but not limited to: the risk that we continue to incur losses and might never achieve or maintain profitability; the risk that we will need to raise additional capital to fund our operations and such capital may not be available to us; the risk of dilution to our stockholders and/or stock price should we need to raise additional capital; the risk that our lack of extensive experience in manufacturing and marketing products may impact our ability to manufacture and market products on a profitable and large-scale commercial basis; the risk that unit orders may not ship, be installed and/or converted to revenue, in whole or in part; the risk that a loss of one or more of our major customers, or if one of our major customers delays payment of or is unable to pay its receivables, a material adverse effect could result on our financial condition; the risk that a sale of a significant number of shares of stock could depress the market price of our common stock; the risk that our convertible senior notes, if settled in cash, could have a material effect on our financial results; the risk that our convertible note hedges may affect the value of our convertible senior notes and our common stock; the risk that negative publicity related to our business or stock could result in a negative impact on our stock value and profitability; the risk of potential losses related to any product liability claims or contract disputes; the risk of loss related to an inability to maintain an effective system of internal controls; our ability to attract and maintain key personnel; the risks related to the use of flammable fuels in our products; the risk that pending orders may not convert to purchase orders, in whole or in part; the cost and timing of developing, marketing and selling our products; the risks of delays in or not completing our product development goals; our ability to obtain financing arrangements to support the sale or leasing of our products and services to customers; our ability to achieve the forecasted gross margin on the sale of our products; the cost and availability of fuel and fueling infrastructures for our products; the risks, liabilities, and costs related to environmental, health and safety matters; the risk of elimination of government subsidies and economic incentives for alternative energy products; market acceptance of our products and services, including GenDrive, GenSure and GenKey systems; our ability to establish and maintain relationships with third parties with respect to product development, manufacturing, distribution and servicing, and the supply of key product components; the cost and availability of components and parts for our products; general global economic and political conditions that harm the worldwide economy, disrupt our supply chain, increase material costs or reduce demand for our component products (including changes in the level of gross domestic product in various regions of the world, natural disasters, terrorist act, global conflicts and public health crises such as the coronavirus); the risk that possible new tariffs could have a material adverse effect on our business; our ability to develop commercially viable products; our ability to reduce product and manufacturing costs; our ability to successfully market, distribute and service our products and services internationally; our ability to improve system reliability for our products; competitive factors, such as price competition and competition from other traditional and alternative energy companies; our ability to protect our intellectual property; the risk of dependency on information technology on our operations and the failure of such technology; the cost of complying with current and future federal, state and international governmental regulations; our subjectivity to legal proceedings and legal compliance; the risks associated with past and potential future acquisitions; and the volatility of our stock price. The risks and uncertainties included here are not exhaustive, and additional factors could adversely affect our business and financial performance, including factors and risks referenced under "Risk Factors" of this prospectus supplement and in the accompanying prospectus or any free writing prospectus provided in connection with this offering and any documents incorporated by reference herein or therein, including our Annual Report on Form 10-K for the year ended December 31, 2019 as well as any amendment or update to our risk factors reflected in subsequent filings with the SEC. We operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can we assess the impact of all such risk factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from these contained in any forward-looking statements. While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. These forward-looking statements speak only as of the date on which the statements were made. Except as may be required by applicable law, we do not undertake or intend to update any forward-looking statements after the date of this communication.

SOURCE: PLUG POWER